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                                                                    EXHIBIT 99.3

                            [St. Paul Bancorp Logo]

                        Special Meeting of Shareholders
                  Thursday, September 30, 1999, at 10:00 a.m.
                            Hyatt Regency Oak Brook
                          Essex Ballroom, Lower Level
                     1909 Spring Road, Oak Brook, Illinois

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REVOCABLE PROXY                ST. PAUL BANCORP, INC.            REVOCABLE PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned shareholder of St. Paul Bancorp, Inc. hereby appoints Joseph C. Scully and Patrick J. Agnew, or either of them, with full power of substitution in each, as proxies to cast all votes which the undersigned shareholder is entitled to cast at the special meeting of shareholders to be held at 10:00 a.m. on September 30, 1999, at the Hyatt Regency Oak Brook, 1909 Spring Road, Oak Brook, Illinois, and at any adjournments and postponements thereof, upon the matters set forth on the reverse side hereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given.

        THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ADOPTION OF THE MERGER AGREEMENT AND IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTERS. THE UNDERSIGNED SHAREHOLDER MAY REVOKE THIS PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERING TO THE SECRETARY OF ST. PAUL BANCORP, INC. EITHER A WRITTEN REVOCATION OF THE PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING AT THE SPECIAL MEETING AND VOTING IN PERSON. THE UNDERSIGNED SHAREHOLDER HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND A JOINT PROXY STATEMENT/PROSPECTUS FOR THE MEETING.

SEE REVERSE SIDE (CONTINUED AND TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)
                                                                SEE REVERSE SIDE


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                            [St. Paul Bancorp Logo]
                               THIS IS YOUR PROXY

               You can be sure your shares are represented at the
            meeting by returning your proxy in the enclosed envelope
                              as soon as possible.

                             YOUR VOTE IS IMPORTANT

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    [X]     PLEASE MARK
            VOTE AS IN
            THIS EXAMPLE.

    IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND MAIL ALL CARDS.

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      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL

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1.      Adoption of the Agreement and Plan of Merger, dated as of May 17, 1999, by and between Charter One Financial, Inc., Charter Michigan Bancorp, Inc. and St. Paul Bancorp, Inc.

                   FOR             AGAINST       ABSTAIN

                  [   ]             [   ]         [   ]


                                                  [   ]  MARK HERE FOR ADDRESS
                                                         CHANGE AND NOTE AT LEFT

THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF ST. PAUL BANCORP, INC.'S BOARD OF DIRECTORS.

PLEASE SIGN AND DATE EXACTLY AS NAME APPEARS HEREIN. EACH EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY-IN-FACT AND OTHER FIDUCIARY SHOULD SIGN AND INDICATE HIS OR HER FULL TITLE. WHEN STOCK HAS BEEN ISSUED IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.

 SIGNATURE:_______________  DATE:________ SIGNATURE:_____________ DATE: ________




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                            [St. Paul Bancorp Logo]

                        Special Meeting of Shareholders
                  Thursday, September 30, 1999, at 10:00 a.m.
                            Hyatt Regency Oak Brook
                          Essex Ballroom, Lower Level
                     1909 Spring Road, Oak Brook, Illinois

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                             ST. PAUL BANCORP, INC.

        VOTING AUTHORIZATION TO THE TRUSTEES OF THE PLANS SPECIFIED BELOW

        The trustees of the St. Paul Federal Bank For Savings Employee Stock Ownership Plan and Trust (the "ESOP") and the St. Paul Federal Bank For Savings Profit Sharing & Savings Plan (the "Savings Plan"), respectively, are hereby authorized to represent and vote as designated on the reverse side of this card the shares of St. Paul common stock the undersigned held under the ESOP and the Savings Plan, at the special meeting of shareholders to be held at 10:00 a.m. on September 30, 1999, at the Hyatt Regency Oak Brook, 1909 Spring Road, Oak Brook, Illinois, and at any adjournments and postponements thereof.

        IF A VOTE IS NOT SPECIFIED ON THE REVERSE SIDE, THE TRUSTEE WILL NOT VOTE THE SHARES OF ST. PAUL COMMON STOCK THE UNDERSIGNED HELD UNDER THE ESOP OR THE SAVINGS PLAN. YOU MUST MARK YOUR CARD FOR YOUR VOTE TO COUNT.

SEE REVERSE SIDE (CONTINUED AND TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)
                                                                SEE REVERSE SIDE

                            [St. Paul Bancorp Logo]
                               THIS IS YOUR PROXY

               You can be sure your shares are represented at the
            meeting by returning your proxy in the enclosed envelope
                              as soon as possible.

                             YOUR VOTE IS IMPORTANT

--------------------------------------------------------------------------------

  [X]   PLEASE MARK
        VOTE AS IN
        THIS EXAMPLE.

        IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE SIGN AND MAIL ALL CARDS.

--------------------------------------------------------------------------------

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL

--------------------------------------------------------------------------------



1. Adoption of the Agreement and Plan of Merger, dated as of May 17, 1999, by and between Charter One Financial, Inc., Charter Michigan Bancorp, Inc. and St. Paul Bancorp, Inc.

                       FOR         AGAINST        ABSTAIN

                      [   ]         [   ]          [  ]


                                                  [  ]  MARK HERE FOR ADDRESS
                                                        CHANGE AND NOTE AT LEFT

EACH TRUSTEE IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF ST. PAUL BANCORP, INC.'S BOARD OF DIRECTORS.

PLEASE SIGN AND DATE EXACTLY AS NAME APPEARS HEREIN. EACH EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ATTORNEY-IN-FACT AND OTHER FIDUCIARY SHOULD SIGN AND INDICATE HIS OR HER FULL TITLE.

SIGNATURE:_______________ DATE:________ SIGNATURE:______________ DATE: ________